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                                                                   EXHIBIT 23.4

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the incorporation by reference in this registration statement on Form S-3 (File No. 333-12973) of our report dated February 7, 1995, on our audit of the financial statements of Troy Park Associates, which report is included on Form 10-K for the year ended December 31, 1995, of Patriot American Hospitality, Inc. (File No. 0-26528).

                                          Coopers & Lybrand L.L.P.

Pittsburgh, Pennsylvania

December 6, 1996